UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 SCHEDULE 14C/A
                                Amendment No. 3


                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]

FILED BY PARTY OTHER THAN THE REGISTRANT [ ]

CHECK THE APPROPRIATE BOX:

[X]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[_]  Definitive Information Statement

                         INTERNATIONAL DEVELOPMENT CORP.
                (Name of Registrant as specified in its charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

[X]  No fee required.
(1)  Title of each class of securities to which transaction applies:
(2)  Aggregate number of securities to which transactions applies:
(3) Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:
(4)  Proposed maximum aggregate value of transaction:
(5)  Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by exchange act rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
(1)  Amount previously paid:
(2)  Form, schedule or registration statement no.:
(3)  Filing party:
(4)  Date filed:

                        INTERNATIONAL DEVELOPMENT CORP.
                         534 DELAWARE AVENUE, SUITE 412
                            BUFFALO, NEW YORK 14202
                            TELEPHONE (416) 490-0254

                               February ___, 2006

To Our Stockholders:

     The purpose of this Information Statement is to inform the holders of record of shares of our common stock as of the close of business on the record date, December 31, 2005, that our board of directors has recommended, and that the holder of the majority of the voting power of our outstanding capital stock intends to vote on February ______, 2006 to approve the following:

     1. A grant of discretionary authority to our board of directors to implement a reverse split of the issued and outstanding shares of our common stock on the basis of one post-consolidation share for each 1,000 pre-consolidation shares to occur immediately after the action described herein;

     2. An amendment to our Articles of Incorporation to provide for the creation of a second series of common stock to be known as "Series B Common Stock"; and

     3. An amendment to our Articles of Incorporation to provide for the Change in our corporate name from International Development Corp. to Global Wataire, Inc.

     As of the record date, 483,404,226 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. As of the record date, 100,000 shares of our Series A preferred stock were issued and outstanding, 1,000,000 shares of our Series B preferred stock were issued and outstanding and 15,000,000 shares of our Series C preferred stock were issued and outstanding. Pursuant to our Certificate of Designation establishing Series A preferred stock, a holder of shares of the Series A preferred stock is entitled to the number of votes equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200 on all matters submitted to a vote of our stockholders. Pursuant to our Certificate of Designation establishing Series B preferred stock, a holder of shares of the Series B preferred stock is entitled to the number of votes equal to the number of shares of the Series B preferred stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders. Pursuant to our Certificate of Designation establishing Series C preferred Stock, a holder of shares of the Series C preferred stock is entitled to the number of votes equal to the number of shares of the Series C preferred stock held by such holder multiplied by one on all matters submitted to a vote of our stockholders.

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock, to approve an amendment to our Articles of Incorporation to provide for the creation of a second class of common stock to be known as "Class B common stock," and to approve an amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc. Ms. Harland will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     A copy of the resolutions to be approved by Ms. Harland is described in Attachment A to this Information Statement.
-------------

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     We appreciate your continued interest in International Development Corp.

                                   Very truly yours,

                                   /s/ Betty-Ann Harland

                                   Betty-Ann Harland
                                   Chief Executive Officer

                        INTERNATIONAL DEVELOPMENT CORP.
                         534 DELAWARE AVENUE, SUITE 412
                            BUFFALO, NEW YORK 14202
                            TELEPHONE (416) 490-0254

                              INFORMATION STATEMENT

     WE  ARE  NOT  ASKING  YOU  FOR  A PROXY AND YOU ARE REQUESTED NOT TO SEND A
PROXY.

     This Information Statement is furnished to the holders of record at the close of business on the record date, December 31, 2005, to inform our stockholders that our board of directors has recommended, and that the holder of the majority of the voting power of our outstanding capital stock intends to vote on February ___, 2006 to approve the following:

     1. A grant of discretionary authority to our board of directors to implement a reverse split of the issued and outstanding shares of our common stock on the basis of one post-consolidation share for each 1,000 pre-consolidation shares to occur immediately after the action described herein;

     2. An amendment to our Articles of Incorporation to provide for the creation of a second series of common stock to be known as "Series B Common Stock"; and

     3. An amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc.

     As of the record date, 483,404,226 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. As of the record date 100,000 shares of our Series A preferred stock were issued and outstanding, 1,000,000 shares of our Series B preferred stock were issued and outstanding and 15,000,000 shares of our Series C preferred stock were issued and outstanding. Pursuant to our Certificate of Designation establishing Series A preferred stock, a holder of shares of the Series A preferred stock is entitled to the number of votes equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200 on all matters submitted to a vote of our stockholders. Pursuant to our Certificate of Designation establishing Series B preferred stock, a holder of shares of the Series B preferred stock is entitled to the number of votes equal to the number of shares of the Series B preferred stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders. . Pursuant to our Certificate of Designation establishing Series C preferred Stock, a holder of shares of the Series C preferred stock is entitled to the number of votes equal to the number of shares of the Series C preferred stock held by such holder multiplied by one on all matters submitted to a vote of our stockholders.

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock, to approve an amendment to our Articles of Incorporation to provide for the creation of a second class of common stock to be known as "Class B common stock," and to approve an amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc. Ms. Harland will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

     This Information Statement will be sent on or about February ___, 2006 to our stockholders of record who do not sign the majority written consent described herein.

                                VOTING SECURITIES

     In accordance with our bylaws, our board of directors has fixed the close of business on December 31, 2005 as the record date for determining the stockholders entitled to notice of the above noted actions. The grant of discretionary authority to the directors with respect to the reverse split, the amendment to our Articles of Incorporation to provide for the creation of a second class of common stock to be known as "Class B common stock," and to approve an amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc. will be approved if the number of votes cast in favor of the proposed corporate actions exceeds the number of votes cast in opposition to the proposed corporate actions. A majority of the voting power, which includes the voting power that is present in person or by proxy, constitutes a quorum for the transaction of business.

     As of the record date, 483,404,226 shares of our common stock were issued and outstanding. Each share of the common stock outstanding entitles the holder to one vote on all matters brought before the common stockholders. As of the record date 100,000 shares of our Series A preferred stock were issued and outstanding, 1,000,000 shares of our Series B preferred stock were issued and outstanding and 15,000,000 of our Series C preferred stock were issued and outstanding. Pursuant to our Certificate of Designation establishing Series A preferred stock, a holder of shares of the Series A preferred stock is entitled to the number of votes equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200 on all matters submitted to a vote of our stockholders. Pursuant to our Certificate of Designation establishing Series B preferred stock, a holder of shares of the Series B preferred stock is entitled to the number of votes equal to the number of shares of the Series B preferred stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders. Pursuant to our Certificate of Designation establishing Series C preferred Stock, a holder of shares of the Series C preferred stock is entitled to the number of votes equal to the number of shares of the Series C preferred stock held by such holder multiplied by one on all matters submitted to a vote of our stockholders.

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority to our board of directors to effect a reverse stock split of our common stock, to approve an amendment to our Articles of Incorporation to provide for the creation of a second class of common stock to be known as "Class B common stock," and to approve an amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc. Ms. Harland will have the power to pass the proposed corporate actions without the concurrence of any of our other stockholders.

Acquisition of Our Shares by Ms. Harland.

     On September 23, 2004, for $25,000, Ms. Harland acquired 15,000,000 shares of our common stock, which represented 30.51 percent of our issued and outstanding common stock, inasmuch as we had 49,104,226 shares of our common stock issued and outstanding at the time. The acquisition of shares of our common stock constituted a change in control of International Development Corp. and was duly reported at that time. In addition, Ms. Harland had proxies to vote 6,000,000 shares of our common stock, granted by 1421209 Ontario Limited. The proxies covering 6,000,000 shares of our common stock coupled with the 15,000,000 shares of our common stock owned by Ms. Harland gave her the right to vote 21,000,000 shares of our common stock, which constituted approximately 42 percent of our issued and outstanding common stock at the time. The proxies expired on February 1, 2005.

     In January 2005, the 15,000,000 shares of our common stock held by Ms. Harland were exchanged for 1,000,000 shares of our Series A preferred stock. As noted above, a holder of shares of the Series A preferred stock is entitled to the number of votes equal to the number of shares of the Series A preferred stock held by such holder multiplied by 200 on all matters submitted to a vote of our stockholders. Consequently, the 1,000,000 shares of the Series A preferred stock gave Ms. Harland the right to vote 200,000,000 shares of our common stock, which number exceeded the number of our issued and outstanding shares of common stock at the time.

     In July 2005, our board of directors approved the surrendering and cancellation of 900,000 shares of our Series A preferred stock held by Ms. Harland, and authorized the issuance of 1,000,000 shares of our Series B preferred stock to her in consideration of $1,000 and the surrender of 900,000 shares of our Series A preferred stock. In September 2005, Ms. Harland transferred 35,000 shares of her remaining Series A preferred stock, leaving her with a total of 65,000 shares of Series A preferred stock. As noted above, a holder of shares of the Series B preferred stock is entitled to the number of votes equal to the number of shares of the Series A preferred stock held by such holder multiplied by 500 on all matters submitted to a vote of our stockholders. Consequently, the 1,000,000 shares of our Series B preferred stock, along with the 65,000 shares of our Series A preferred stock, gave Ms. Harland the right to vote 513,000,000 shares of our common stock, which number exceeded the majority of our issued and outstanding shares of common stock at the time.

     None of the issuances of our shares of our common stock, Series A preferred stock, or Series B preferred stock were approved by our stockholders, inasmuch as our board of directors under Nevada law had the power to issue shares as it determined as long as it complied with Nevada law. Prior to her acquisition of shares of our common stock, Ms. Harland had no relationship with International Development Corp. or any of our affiliates.

DISTRIBUTION AND COSTS

     We will pay all costs associated with the distribution of this information statement, including the costs of printing and mailing. In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this information statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to us at our address noted above.

     Security holders may also address future requests regarding delivery of Information Statements and/or annual reports by contacting us at the address noted above.

DISSENTERS' RIGHT OF APPRAISAL

     Nevada law provides for a right of a stockholder to dissent to the proposed reverse stock split and obtain appraisal of or payment for such stockholder's shares. See "Proposal 1 - Dissent Rights of Our Stockholders."

           GRANT OF DISCRETIONARY AUTHORITY TO THE BOARD OF DIRECTORS
                TO IMPLEMENT A ONE FOR 1,000 REVERSE STOCK SPLIT
                                  (PROPOSAL 1)

     Our board of directors has adopted a resolution to seek stockholder approval of discretionary authority for our board of directors to implement a reverse split of our common stock for the purpose of increasing the market price of our common stock and to reduce the very large number of outstanding shares of our common stock. Having such a large number of outstanding shares of common stock, in our opinion, does not convey the impression that we seek for our company. We feel that any potential investor in our company would consider a very large number of outstanding shares as a negative due to the potential for market price fluctuation of very cheap stock. As discussed below in Proposal 3 dealing with the proposed change of our corporate name and the nature of our business, we have decided to change the business model for the company and enter into what we feel is a very exciting business opportunity with the acquisition of the exclusive license from Wataire Industries, Inc. in October 2005.

     In connection with our change of business, on January 11, 2006, we executed and closed an Asset Sale Agreement with Max Weissengruber, our president, chief operations officer and a director, and D. Brian Robertson, our chief financial officer, with respect to the purchase of certain assets of Freshwater Technologies, Inc., our wholly-owned subsidiary. Although the agreement was executed and closed on January 11, 2006, it was effective as of October 1, 2005. Included in the assets was the name "Freshwater Technologies." The purchase price for the assets was $60,210.33 paid in the form of the forgiveness of debt for salary owed by International Development Corp. in the amount of $32,482.51 to Mr. Weissengruber, and $27,727.82 to Mr. Robertson. As additional consideration, Messrs. Weissengruber and Robertson agreed to the termination of their employment agreements with International Development Corp. and a general release of any and all claims they may have had against either International Development Corp. or Freshwater Technologies, Inc. In addition, certain other liabilities of Freshwater Technologies, Inc. were either assumed or forgiven by Messrs. Weissengruber and Robertson and Bob Glassen in the amount of $10,918.54. The net effect of the transaction was that International Development and Freshwater were relieved of liabilities which exceeded assets in the amount of $134,532.17, and that Freshwater Technologies, Inc. is now debt free.

     Our board of directors approved the sale to Messrs. Weissengruber and Robertson on September 29, 2005, and as modified, on January 6, 2006. The board determined that in its business judgment, the assets disposed of were of no material value to us, especially when considered in the context of the termination of significant liabilities and the fact that we had decided not to pursue the very competitive water treatment business. The exclusive license which we have obtained from Wataire Industries, Inc. is expected to be far more valuable to us going forward than the assets and liabilities of Freshwater
Technologies and International Development Corp. which included in the transaction with Messrs. Weissengruber and Robertson.

     With the reverse split of our outstanding shares of common stock, coupled with the elimination of unwanted non-material assets and significant liabilities in excess of our assets, we feel that we will have a better opportunity to show investors that we are a company with a significant business future.

     The reverse split exchange ratio that the board of directors approved and deemed advisable and for which it is seeking stockholder approval is 1,000 pre-consolidation shares for each one post-consolidation share, with the reverse split to occur immediately after the action described herein. Approval of this proposal would give the board authority to implement the reverse split of the issued and outstanding shares of our common stock on the basis of 1,000 pre-consolidation shares for each one post-consolidation share at any time it determined immediately after the action described herein. In addition, approval of this proposal would also give the board authority to decline to implement a reverse split. It is expected that upon approval of the proposed reverse split, the board will implement same immediately.

     If you approve the grant of discretionary authority for our board of directors to implement a reverse split and the board of directors decides to implement the reverse split, we will effect a reverse split of our then issued and outstanding common stock on the basis of 1,000 pre-consolidation shares for each one post-consolidation share.

     As discussed above, the board of directors believes that the higher share price that might initially result from the reverse stock split could help generate interest in International Development Corp. among investors and thereby assist us in raising future capital to fund our operations or make acquisitions. We have not engaged in any negotiations to merge with any other entity.

     Prior to December 9, 2004 we were a Delaware corporation with the name of Ozolutions, Inc. On December 9, 2004, we changed our domicile from Delaware to
Nevada  and  also  changed our corporate name to International Development Corp.
Before the change of our domicile and corporate name, our common stock was quoted on the OTC Bulletin Board under the symbol "OZLU.OB." On December 9, 2004, our symbol changed to "IDVL.OB." The following table sets forth, for the fiscal quarters indicated, the high and low bid prices for our common stock which has been quoted on the OTC Bulletin Board. These quotations reflect inter-dealer prices, without mark-up, mark-down or commission, and may not represent actual transactions.

                                        HIGH      LOW
                    AUGUST 31, 2002    $  0.30  $  0.09
                    NOVEMBER 30, 2002  $  0.20  $  0.08
                    FEBRUARY 28, 2003  $  0.12  $  0.08
                    MAY 31, 2003       $  0.14  $  0.05

                                       HIGH     LOW
                    AUGUST 31, 2003    $  0.15  $  0.02
                    NOVEMBER 30, 2003  $  0.16  $  0.05
                    FEBRUARY 28, 2004  $  0.09  $  0.03
                    MAY 31, 2004       $ 0.065  $  0.02

                                       HIGH     LOW
                    AUGUST 31, 2004    $ 0.045  $  0.01
                    NOVEMBER 30,2004   $  0.01  $  0.01
                    FEBRUARY 28, 2005  $0.0024  $0.0022
                    MAY 31,2005        $0.0007  $0.0006

                                       HIGH     LOW
                    AUGUST 31,2005     $0.0007  $0.0006
                    November 30, 2005  $0.0006  $0.0006
                    January 24,2006    $0.0004  $0.0003

     Since our inception, no dividends have been paid on our common stock. We intend to retain any earnings for use in our business activities, so it is not expected that any dividends on our common stock will be declared and paid in the foreseeable future.

     Stockholders should note that the effect of the reverse split upon the market price for our common stock cannot be accurately predicted and that an increase in our share price is not a certainty. In particular, if we elect to implement a reverse stock split, there is no assurance that prices for shares of our common stock after a reverse split will be up to 1,000 times greater than the price for shares of our common stock immediately prior to the reverse split. Furthermore, there can be no assurance that the market price of our common stock immediately after a reverse split will be maintained for any period of time. Moreover, because some investors may view the reverse split negatively, there can be no assurance that the reverse split will not adversely impact the market price of our common stock or, alternatively, that the market price following the reverse split will either exceed or remain in excess of the current market price.

EFFECT OF THE REVERSE SPLIT

     The reverse split would not affect the registration of our common stock under the Securities Exchange Act of 1934, as amended, nor will it change our periodic reporting and other obligations thereunder.

     The voting and other rights of the holders of our common stock would not be affected by the reverse split (other than as described below). For example, a holder of 0.5 percent of the voting power of the outstanding shares of our common stock immediately prior to the effective time of the reverse split would continue to hold 0.5 percent of the voting power of the outstanding shares of our common stock after the reverse split. The number of stockholders of record would not be affected by the reverse split (except as described below).

     The authorized number of shares of our common stock and the par value of our common stock under our articles of incorporation would remain the same following the effective time of the reverse split.

     The number of shares of our common stock issued and outstanding would be reduced following the effective time of the reverse split in accordance with the following formula: if our directors decide to implement a one for 1,000 reverse split, every 1,000 shares of our common stock owned by a stockholder will automatically be changed into and become one new share of our common stock.

     Stockholders should recognize that if a reverse split is effected, they will own a fewer number of shares than they presently own (a number equal to the number of shares owned immediately prior to the effective time divided by the one for 1,000 exchange ratio. However, if as a result of the reverse split, a stockholder would be entitled to less than one share, a fractional share, any such fractional share shall be rounded up to the nearest whole share.

     Since we will not issue any fractional shares as a result of the reverse split, but instead will issue one whole share for each fractional share which might result from the reverse split, we should not experience any reduction in the number of our stockholders. It is our intention that the reverse split should not reduce the number of our stockholders.

     We currently have 483,404,226 shares of our common stock outstanding. Our shares of common stock are held by approximately 1,988 stockholders of record. The number of record holders was determined from the records of our transfer agent and does not include beneficial owners of common stock whose shares are held in the names of various security brokers, dealers, and registered clearing agencies. Following the reverse split we will have the same number of stockholders as before the reverse split. Depending upon the rounding up process of one whole share for each fractional share, we will have approximately 483,405 (or more) issued and outstanding shares of common stock following the reverse split.

     We currently have no intention of going private, and the proposed reverse stock split is not intended to be a first step in a going private transaction and will not have the effect of a going private transaction covered by Rule 13e-3 of the Exchange Act. Moreover, the proposed reverse stock split does not increase the risk of us becoming a private company in the future. Finally, we have no plans to liquidate the company after the reverse split. Following the reverse split, we will continue our reporting obligations under the Exchange Act.

     Issuance of Additional Shares. The number of authorized but unissued shares of our common stock effectively will be increased significantly by the reverse split of our common stock.

     If we elect to implement a one for 1,000 reverse split, based on the 483,404,226 shares of our common stock outstanding on the record date, and the 800,000,000 shares of our common stock that are currently authorized under our articles of incorporation, 316,595,774 shares of our common stock remain available for issuance prior to the reverse split taking effect. A one for 1,000 reverse split would have the effect of decreasing the number of our outstanding shares of our common stock from 483,404,226 to 483,404 shares.

     Based on the 800,000,000 shares of our common stock that are currently authorized under our articles of incorporation, if we elect to implement a one for 1,000 reverse stock split, the reverse split, when implemented, would have the effect of increasing the number of authorized but unissued shares of our common stock from 316,595,774 to 799,516,596 shares. However, the actual number of issued shares will depend on how many fractional shares will be rounded up to the nearest whole share.

     An additional effect of the reverse split is that, pursuant to the certificates of designation establishing the Series A preferred stock, the shares of our Series A preferred stock will not be reversed along with the shares of our common stock, the net effect of which would be that Ms. Harland will still have voting power over 13,000,000 shares of our common stock (65,000 times 200), plus 500,000,000 shares of our common stock as a result of her ownership of 1,000,000 shares of our Series B preferred stock (1,000,000 times
500), or a total of 513,000,000 shares of our common stock, which number will exceed the 483,404 issued and outstanding shares of the common stock if there is a one for 1,000 reverse split of our common stock, as contemplated by the proposal.

     The issuance in the future of additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of our common stock.

     The effective increase in the number of authorized but unissued shares of our common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our articles of incorporation or bylaws. Such a use of these additional authorized shares could render more difficult, or discourage, an attempt to acquire control of us through a transaction opposed by our board of directors. At this time, our board does not have plans to issue any common shares resulting from the effective increase in our authorized but unissued shares generated by the reverse split.

FEDERAL INCOME TAX CONSEQUENCES

     We will not recognize any gain or loss as a result of the reverse split.

     The following description of the material federal income tax consequences of the reverse split to our stockholders is based on the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this Information Statement. Changes to the laws could alter the tax consequences described below, possibly with retroactive effect. We have not sought and will not seek an opinion of counsel or a ruling from the Internal Revenue Service regarding the federal income tax consequences of the reverse split. This discussion is for general information only and does not discuss the tax consequences that may apply to special classes of taxpayers (e.g., non-residents of the United States, broker/dealers or insurance companies). The state and local tax consequences of the reverse split may vary significantly as to each stockholder, depending upon the jurisdiction in which such stockholder resides. You are urged to consult your own tax advisors to determine the particular consequences to you.

     We believe that the likely federal income tax effects of the reverse split will be that a stockholder who receives solely a reduced number of shares of our common stock will not recognize gain or loss. With respect to a reverse split, such a stockholder's basis in the reduced number of shares of our common stock will equal the stockholder's basis in his old shares of our common stock. However, if a stockholder receives one whole share for a fractional share, such stockholder may be deemed to have received income with respect to the value of the fractional share received over and above the fraction of the share which would have been received if there had been no requirement that the fractional share be rounded up to the nearest whole share. Inasmuch as the most recent quoted price for shares of our common stock was between $0.0003 and $0.0004 per share, any potential income will be negligible for a rounded up share.

EFFECTIVE DATE

     If the proposed reverse split is approved and the board of directors elects to proceed with a reverse split, the split would become effective as of 5:00 p.m. Nevada time on the date the split is approved by our board of directors which is expected to be the day after the action described herein by our majority shareholder. Except as explained herein with respect to fractional shares and stockholders who currently hold fewer than 1,000 shares, or such lesser amount as we may determine, on such date, all shares of our common stock that were issued and outstanding immediately prior thereto will be, automatically and without any action on the part of the stockholders, converted into new shares of our common stock in accordance with the one for 1,000 exchange ratio.

RISKS ASSOCIATED WITH THE REVERSE SPLIT

     This Information Statement includes forward-looking statements including statements regarding our intent to solicit approval of a reverse split, the timing of the proposed reverse split and the potential benefits of a reverse split, including, but not limited to, increased investor interest and the potential for a higher stock price. The words "believe," "expect," "will," "may" and similar phrases are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions, and are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The risks include that we may not have sufficient resources to continue as a going concern; any significant downturn in our industry or in general business conditions would likely result in a reduction of demand for our products or services and would be detrimental to our business; we will be unable to achieve profitable operations unless we increase quarterly revenues or make further cost reductions; a loss of or decrease in purchases by one of our significant customers could materially and adversely affect our revenues and profitability; the loss of key personnel could have a material adverse effect on our business; the large number of shares available for future sale could adversely affect the price of our common stock; and the volatility of our stock price. For a discussion of these and other risk factors, see our annual report on Form 10-KSB for the year ended August 31, 2005, as amended, and other filings with the Securities and Exchange Commission.

     If approved and implemented, the reverse stock split will result in some stockholders owning "odd-lots" of less than 100 common shares of our stock on a post-consolidation basis. Odd lots may be more difficult to sell, or require greater transaction costs per share to sell than shares in "even lots" of even multiples of 100 shares. The definition of "odd-lot" may be less than 10 shares of a very thinly traded stock, such as shares of our common stock. Some brokers charge higher commissions for such transactions (often 1/8 of a point per share, called the differential). also called broken lot or uneven lot opposite of round lot. As a practical matter, it would not be economical for a stockholder owning one share to sell his one share, since transaction charges currently would exceed the value of the share.

     We estimate that there will be approximately 1,125 stockholders who will hold one share of our common stock following the reverse split.

DISSENT RIGHTS OF OUR STOCKHOLDERS

     Under Nevada law, our stockholders are entitled, after complying with certain requirements of Nevada law, to dissent from the approval of the authority with respect to the reverse stock split, pursuant to Sections 92A.300 to 92A.500, inclusive, of the NRS and to be paid the "fair value" of their shares of International Development Corp. common stock in cash by complying with the procedures set forth in Sections 92A. 380 to 92A. 450 of the NRS. Set forth below is a summary of the procedures relating to the exercise of dissenters' rights by our stockholders. This summary does not purport to be a complete statement of the provisions of Sections 92A. 380 to 92A. 450 of the NRS and is qualified in its entirety by reference to such provisions, which are contained in Attachment B to this Information Statement.

     Pursuant to Section NRS 92A.410, if the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, as is the case here, we are required to notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

     Under NRS 92A.430, the contents of the dissenter's notice and the delivery to stockholders entitled to assert rights must contain the following:

     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting (even if by consent of a majority of the voting shares as described in this Information Statement), the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

     (e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

     Under NRS 92A.380, the right of a stockholder to dissent from certain corporate actions and to obtain payment for shares is as follows:

     1. Except as otherwise provided in NRS 92A.370 and 92A.390, any stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

     Pursuant to NRS 92A.440, the demand for payment and deposit of certificates and retention of rights of a stockholder are as follows:

     1.   A stockholder to whom a dissenter's notice is sent must:

     (a)  Demand payment;

     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

     (c) Deposit his certificates, if any, in accordance with the terms of the notice.

     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.

     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

         -------------

     Notices should be addressed to International Development Corp., 534 Delaware Avenue, Suite 412, Buffalo, New York 14202.

     A stockholder whose shares of our common stock are held in "street name" or in the name of anyone other than the stockholder must obtain written consent from the person or firm in whose name the shares are registered, allowing the stockholder to file the notice demanding payment for the shares in question, and must deliver the consent to us no later than the time that dissenter's rights are asserted (Section 92A.400.2(a) of the NRS). Also, the dissent must be asserted as to all shares of our common stock that the stockholder beneficially owns or has power to vote on the record date (Section 92A.400.2(b) of the NRS).

     Any stockholder who does not complete the requirements of Sections 92A.400 and 92A.420.1(a) and (b) of the NRS as described above is not entitled to payment for his shares of International Development Corp.'s common stock (Section 92A.420.2 of the NRS).

VOTE REQUIRED

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority for our board of directors to effect a reverse stock split of our common stock. Ms. Harland will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders. Consequently, our stockholders are not being asked to vote on the proposed corporate action. A copy of the resolutions to be approved by Ms. Harland are described in Attachment A to this
                                                            ------------
Information Statement.

     Our board of directors has recommended a vote of approval of the proposed corporate action.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         -------------

    AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO PROVIDE FOR THE CREATION OF A SECOND SERIES OF COMMON STOCK TO BE KNOWN AS "SERIES B COMMON STOCK"
                                  (PROPOSAL 2)

     Our board of directors has adopted a resolution to seek stockholder approval to amend our Articles of Incorporation to provide for a second series of common stock to be known as "Series B Common Stock." The shares of the Series B Common Stock will be designated as a series out of our current authorized common stock and will be used for such purposes as our board determines. At the present time, we are considering making an offering of our shares of common stock in Europe under Regulation S as promulgated under the Securities Act of 1933. If we decide to make such an offering, the shares of the Series B Common Stock will only be offered and sold in Europe pursuant to Regulation S. As of the date of this Information Statement, we have not decided upon the number of shares of Series B Common Stock which may be offered in a Regulation S Offering, or the total amount to be raised.

Number of shares to be allocated to Series B.

We have not yet determined how many shares of our common stock we will designate as Series B Common Stock. At the present time, we have 800,000,000 shares designated as common stock, with 483,404,226 shares issued and outstanding before the proposed reverse split. If we decide to issue Series B Common Stock, the number issued will come from the authorized shares of our common stock.

Attributes of Series B Common Stock. The proposed Series B Common Stock will have all of the same attributes as any other shares of our common stock, including, but not limited to the right to receive dividends, voting rights, and denial of preemptive rights and denial of cumulative voting rights.


Attributes of a Regulation S offering.

A Regulation S offering must comply with the provisions of Regulation S promulgated under the Securities Act, which exempts the issuance of the securities from registration under the Securities Act. The securities offered by the offering in Europe are also intended to be exempt from registration under various state securities within the United States and foreign securities laws.

A suitable investor under a Regulation S offering:
(a) Must be a non-U.S. person and who is not acquiring the securities for the account or benefit of any U.S. person, or is not a U.S. person who purchased the securities in a transaction that did not require registration under the Securities Act.
(b) Must be one who, immediately prior to sale, we and any broker, upon making reasonable inquiry, shall have reasonable grounds to believe, and does believe:
(i)     Can  bear  the  economic  risk  of  losing  his  entire  investment;
(ii) Recognizes the restrictions on transferability of the common stock; has adequate means for providing for his current financial needs and possible personal contingencies; has no need for liquidity of this investment;
(iii) Is familiar with the nature and risks attendant to investments of this nature and has determined that the purchase of the common stock is consistent with his projected income and investment objectives; and
(iv) Has by himself, or together with his Purchaser Representative, the requisite knowledge and experience in business and financial matters to be capable of evaluating the merits and risks of making an investment in International Development Corp.
(c) Must agree to resell the shares of the common stock purchased through the offering only in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration.
(d) Must agree not to engage in hedging transactions with regard to such securities unless in compliance with the Securities Act.

In no event will the shares be sold to anyone who is a U.S. Person.

The issuance of the shares of Series B Common Stock could have a number of effects on our stockholders depending upon the exact nature and circumstances of any actual issuance of authorized but unissued shares. The issuance could have an anti-takeover effect, in that the additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of International Development Corp. more difficult. For example, additional shares could be issued by us so as to dilute the stock ownership or voting rights of persons seeking to obtain control of International Development Corp. Likewise, shares of our Series B Common Stock will have voting rights equal to all other shares of our common stock, with the effect being that the stockholders of the Series B Common Stock would have the ability to control the vote of our stockholders if they own a majority of our issued and outstanding common stock.

The proposal with respect to our Series B Common Stock is not being made by us in response to any known accumulation of shares or threatened takeover. The issuance of shares of Series B Common Stock to certain persons allied with our management could have the effect of making it more difficult to remove our current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. In addition, an issuance of shares of Series B Common Stock by us could have an effect on the potential realizable value of a stockholder's investment. In the absence of a proportionate increase in our earnings and book value, an increase in the aggregate number of our outstanding shares caused by the issuance of our Series B Common Stock would dilute the earnings per share and book value per share of all outstanding shares of our common stock. If such factors were reflected in the price per share of common stock, the potential realizable value of the stockholder's investment could be adversely affected. The proposed Series B Common Stock would not carry with it preemptive rights to acquire our shares of our common stock.

The proposed amendment creating a Series B Common Stock will not have any material effect on our business, operations, reporting requirements or stock price. Once the amendment is adopted, it will become effective upon filing of a certificate of amendment of our Articles of Incorporation with the Secretary of State of Nevada.

VOTE REQUIRED

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority for our board of directors to to amend our articles of incorporation to create Series B of our common stock. Ms. Harland will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders. Consequently, our stockholders are not being asked to vote on the proposed corporate action. A copy of the resolutions to be approved by Ms. Harland are described in Attachment A to this Information Statement.
                             -------------

     Our board of directors has recommended a vote of approval of the proposed corporate action.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.


   AN AMENDMENT TO OUR ARTICLES OF INCORPORATION TO CHANGE OUR CORPORATE NAME
                            TO GLOBAL WATAIRE, INC.
                                  (PROPOSAL 3)

     Our board of directors has adopted a resolution to seek stockholder approval to amend our Articles of Incorporation to change our corporate name to Global Wataire, Inc. Our board has determined that a change in our corporate name is desired to more accurately reflect our business going forward.


NEW PROPOSED BUSINESS

As discussed under Proposal 1 dealing with the reverse split of our outstanding shares of common stock, we propose to change the emphasis on our business going forward to an entirely new kind of company focused on providing innovative solutions to a global market that is literally thirsty for quality drinking water. Through a license agreement with Wataire Industries, Inc., we have developed and engineered a unique and effective technology that produces very high quality drinking water from atmospheric water generation. We will be engaged in the ongoing development of our proprietary and patent pending technology, and manufacture to world class standards of our comprehensive product range as well as the distribution and exploitation of this unique and innovative water solution to international and domestic markets.

Further, as discussed in Proposal 1 above, in order to focus our attention on our new business plan, we disposed of unneeded non-material assets of our wholly-owned subsidiary, Freshwater Technologies, Inc., in exchange for the elimination of significant liabilities.

The Atmospheric Water Generator is a sophisticated machine designed to create pure, filtered drinking water from the moisture in the air. The methods employed to produce potable water by tapping into nature's hydrologic cycle are unique and the result of 13 years of research and extensive field testing. These machines are approximately the size of a household water cooler and will create up to eight gallons of drinking water a day. Our atmospheric water generators also produce up to 200,000 liters / day. The larger units provide both drinking water and irrigation water for greenhouse horticulture systems.

There are tens of millions of American consumers who have bottled water dispensers in their homes. Many struggle to lift heavy bottled water onto their water dispensers. We expect to show the American consumer better clean water alternative that requires no heavy lifting or running back and forth to the store to get more water. The Wataire technology which generates water from air is expected to capitalize on the growing demand for quality drinking water as evidenced by the strong and growing demand for bottled water with the added convenience of not having to handle bottles and the other benefits that atmospheric generation offers in terms of air quality in the home and office environment. We will grow the business through strategically located distributors who have experience and known markets for their products.

The proposed amendment will not have any material effect on our business, operations, reporting requirements or stock price. Stockholders will not be required to turn in their old certificates in exchange for new certificates bearing our new name. Once the amendment is adopted, it will become effective upon filing of a certificate of amendment of our Articles of Incorporation with the Secretary of State of Nevada.

VOTE REQUIRED

     We have a consenting stockholder, Betty-Ann Harland, our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date, even if all of the shares of the Series C preferred stock are voted equaling 15,000,000 shares of our common stock.

     Ms. Harland will vote in favor of the grant of the discretionary authority to our board of directors to change our corporate name to "Global Wataire, Inc." Ms. Harland will have the power to pass the proposed corporate action without the concurrence of any of our other stockholders. Consequently, our stockholders are not being asked to vote on the proposed corporate action. A copy of the resolutions to be approved by Ms. Harland are described in Attachment A to this
                                                            ------------

Information Statement.

     Our board of directors has recommended a vote of approval of the proposed corporate action.

     WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     Information regarding the beneficial ownership of our common and preferred stock by management and the board of directors is noted below

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table presents information regarding the beneficial ownership of all shares of our common stock and preferred stock as of the record date, by:

- Each person who beneficially owns more than five percent of the outstanding shares of our common stock;

- Each person who beneficially owns outstanding shares of our preferred stock;

-    Each  of  our  directors;

-    Each  named  executive  officer;  and

-    All  directors  and  officers  as  a  group.

        NAME OF BENEFICIAL OWNER (1)               COMMON STOCK BENEFICIALLY     PREFERRED STOCK  BENEFICIALLY
------------------------------------------------            OWNED (2)                      OWNED (2)
                                                  ----------------------------  --------------------------------
                                                    NUMBER         PERCENT          NUMBER          PERCENT
                                                  -----------  ---------------  --------------  ----------------
                                                          -0-             -0-    1,000,000 (3)           100 (3)
Betty-Ann Harland .(6). . . . . . . . . . . . . .         -0-             -0-       65,000 (5)            65 (5)
Max Weissengruber . . . . . . . . . . . . . . . .         -0-             -0-          -0-               -0-
D. Brian Robertson (4). . . . . . . . . . . . . .   1,731,546           .0035          -0-               -0-
Douglas Robertson . . . . . . . . . . . . . . . .         -0-             -0-          -0-               -0-
Arthur N. Kelly . . . . . . . . . . . . . . . . .         -0-             -0-          -0-               -0-
Richard Proulx  . . . . . . . . . . . . . . . . .         -0-             -0-          -0-               -0-
                                                  -----------  ---------------  --------------  ----------------

All directors and executive officers as a group                                  1,000,000 (3)           100 (3)
(seven persons) . . . . . . . . . . . . . . . . .   1,731,546           .0035       65,000 (5)            65 (5)
                                                  -----------  ---------------
                                                                                 1,000,000 (3)           100 (3)
Total . . . . . . . . . . . . . . . . . . . . . .   1,731,546           .0035       65,000 (5)            65 (5)
                                                  ===========  ===============  ==============  ================

(1) Unless otherwise indicated, the address for each of these stockholders is c/o International Development Corp., 534 Delaware Avenue, Suite 412, Buffalo, New York 14202. Also, unless otherwise indicated, each person named in the table above has the sole voting and investment power with respect to our shares of common stock which he beneficially owns.
(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. As of the date of this Annual Report, there were issued and outstanding 483,404,226 shares of our common stock, 100,000 shares of our Series A preferred stock, 1,000,000 shares of our Series B preferred Stock and 15,000,000 of our Series C preferred stock.
(3)  Series B preferred stock.
(4) Mr. Robertson owns directly 1,562,440 shares of our common stock and his wife, Margaret Robertson, owns 169,106 shares of our common stock.
(5)  Series A preferred stock.

(6) Betty-Ann Harland is our director and chief executive officer, who holds no shares of our common stock, 65,000 shares of our Series A preferred stock and 1,000,000 shares of our Series B preferred stock. Therefore, Ms. Harland will have the power to vote 513,000,000 shares of our common stock, which number exceeds the majority of the issued and outstanding shares of the common stock on the record date.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10 percent of a registered class of our equity securities, file with the SEC initial reports of ownership and reports of changes in ownership of our equity securities. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. All such persons have filed all required reports.

                      DOCUMENTS INCORPORATED BY REFERENCE

     Our Annual Report on Form 10-KSB for the year ended August 31, 2005 and our Quarterly Reports on Form 10-QSB for the period ended November 30, 2005 are incorporated herein by reference.

                     COPIES OF ANNUAL AND QUARTERLY REPORTS

     We will furnish a copy of our Annual Report on Form 10-KSB for the year ended August 31, 2005 and our Quarterly Report on Form 10-QSB for the period ended November 30, 2005, and any exhibit referred to therein without charge to each person to whom this Information Statement is delivered upon written or oral request by first class mail or other equally prompt means within one business day of receipt of such request. Any request should be directed to our corporate secretary at 534 Delaware Avenue, Suite 412, Buffalo, New York 14202, Telephone
(416) 490-0254.

                                   By Order of the board of directors,

                                   /s/ Betty-Ann Harland

                                   Betty-Ann Harland
                                   Chief Executive Officer

                                                                    ATTACHMENT A

                        RESOLUTIONS TO BE ADOPTED BY THE
                                STOCKHOLDERS OF
                        INTERNATIONAL DEVELOPMENT CORP.
                                (the "Company")

          RESOLVED, that the grant of discretionary authority to the board of directors to implement a reverse split of the Company's issued and outstanding common stock on the basis of one post-consolidation share for each 1,000 pre-consolidation shares is hereby approved in all respects; and

          RESOLVED FURTHER, to approve an amendment to our Articles of Incorporation to provide for the creation of a second series of common stock to be known as "Series B Common Stock"; and

          RESOLVED FURTHER, to approve an amendment to our Articles of Incorporation to provide for the change in our corporate name from International Development Corp. to Global Wataire, Inc.; and

          RESOLVED FURTHER, that the officers of the Company be, and each of them hereby is, authorized, empowered and directed, for and on behalf of the Company, to take any and all actions, to perform all such acts and things, to execute, file, deliver or record in the name and on behalf of the Company, all such instruments, agreements, or other documents, and to make all such payments as they, in their judgment, or in the judgment of any one or more of them, may deem necessary, advisable or appropriate in order to carry out the transactions contemplated by the foregoing resolutions.

                                                                    ATTACHMENT B

            SECTIONS 92A.300-92A.500 OF THE NEVADA REVISED STATUTES

     NRS  92A.300  DEFINITIONS.  As  used  in NRS 92A.300 to 92A.500, inclusive,
                                              -----------    -------
unless  the  context  otherwise  requires,  the  words  and terms defined in NRS
                                                                             ---
92A.305  to  92A.335,  inclusive,  have  the  meanings ascribed to them in those
-------      -------
sections.
     (Added to NRS by 1995, 2086)

     NRS 92A.305 "BENEFICIAL STOCKHOLDER" DEFINED. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
     (Added to NRS by 1995, 2087)

     NRS 92A.310 "CORPORATE ACTION" DEFINED. "Corporate action" means the action of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.315 "DISSENTER" DEFINED. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and
                                                                 -----------
who  exercises  that  right  when  and  in the manner required by NRS 92A.400 to
                                                                  -----------
92A.480, inclusive.
-------
     (Added to NRS by 1995, 2087; A 1999, 1631)
                                          ----

     NRS 92A.320 "FAIR VALUE" DEFINED. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
     (Added to NRS by 1995, 2087)

     NRS 92A.325 "STOCKHOLDER" DEFINED. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.330 "STOCKHOLDER OF RECORD" DEFINED. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
     (Added to NRS by 1995, 2087)

     NRS 92A.335 "SUBJECT CORPORATION" DEFINED. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
     (Added to NRS by 1995, 2087)

     NRS  92A.340  COMPUTATION  OF  INTEREST.  Interest  payable pursuant to NRS
                                                                             ---
92A.300  to  92A.500, inclusive, must be computed from the effective date of the
-------      -------
action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
     (Added to NRS by 1995, 2087)

     NRS 92A.350 RIGHTS OF DISSENTING PARTNER OF DOMESTIC LIMITED PARTNERSHIP. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS  92A.360  RIGHTS  OF  DISSENTING  MEMBER  OF DOMESTIC LIMITED-LIABILITY
COMPANY. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
     (Added to NRS by 1995, 2088)

     NRS 92A.370 RIGHTS OF DISSENTING MEMBER OF DOMESTIC NONPROFIT CORPORATION.
     1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
     2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS
                                                              ------------------
to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection 1.
     (Added to NRS by 1995, 2088)

     NRS 92A.380 RIGHT OF STOCKHOLDER TO DISSENT FROM CERTAIN CORPORATE ACTIONS AND TO OBTAIN PAYMENT FOR SHARES.
     1.  Except  as  otherwise  provided  in  NRS  92A.370  and  92A.390,  any
                                              ------------       -------
stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
     (a) Consummation of a conversion or plan of merger to which the domestic corporation is a constituent entity:
               (1) If approval by the stockholders is required for the conversion or merger by NRS 92A.120 to 92A.160, inclusive, or the articles of
                           -----------    -------
incorporation, regardless of whether the stockholder is entitled to vote on the conversion or plan of merger; or
               (2) If the domestic corporation is a subsidiary and is merged with its parent pursuant to NRS 92A.180.
                            ------------
     (b) Consummation of a plan of exchange to which the domestic corporation is a constituent entity as the corporation whose subject owner's interests will be acquired, if his shares are to be acquired in the plan of exchange.
     (c) Any corporate action taken pursuant to a vote of the stockholders to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
     2. A stockholder who is entitled to dissent and obtain payment pursuant to NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action
------------      -------
creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
     (Added to NRS by 1995, 2087; A 2001, 1414, 3199; 2003, 3189)
                                          ----  ----        ----

     NRS 92A.390 LIMITATIONS ON RIGHT OF DISSENT: STOCKHOLDERS OF CERTAIN CLASSES OR SERIES; ACTION OF STOCKHOLDERS NOT REQUIRED FOR PLAN OF MERGER.
     1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
     (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
     (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
               (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                    (I)  The surviving or acquiring entity; or
                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or

               (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).
     2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
                                                         -----------
     (Added to NRS by 1995, 2088)

     NRS 92A.400 LIMITATIONS ON RIGHT OF DISSENT: ASSERTION AS TO PORTIONS ONLY TO SHARES REGISTERED TO STOCKHOLDER; ASSERTION BY BENEFICIAL STOCKHOLDER.
     1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
     2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
     (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
     (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
     (Added to NRS by 1995, 2089)

     NRS  92A.410  NOTIFICATION  OF  STOCKHOLDERS  REGARDING  RIGHT  OF DISSENT.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS
                                                                             ---
92A.300  to  92A.500,  inclusive,  and  be  accompanied  by  a  copy  of  those
-------      -------
sections.
     2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
                    ------------
     (Added to NRS by 1995, 2089; A 1997, 730)

     NRS 92A.420 PREREQUISITES TO DEMAND FOR PAYMENT FOR SHARES.
     1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
     (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
     (b)  Must not vote his shares in favor of the proposed action.
     2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.
-----------
     (Added to NRS by 1995, 2089; 1999, 1631)
                                        ----

     NRS 92A.430 DISSENTER'S NOTICE: DELIVERY TO STOCKHOLDERS ENTITLED TO ASSERT RIGHTS; CONTENTS.
     1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
     2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
     (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
     (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
     (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
     (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
     (e)  Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.
                                      -----------    -------
     (Added to NRS by 1995, 2089)

     NRS 92A.440 DEMAND FOR PAYMENT AND DEPOSIT OF CERTIFICATES; RETENTION OF RIGHTS OF STOCKHOLDER.
     1.   A stockholder to whom a dissenter's notice is sent must:
     (a)  Demand payment;
     (b) Certify whether he or the beneficial owner on whose behalf he is dissenting, as the case may be, acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and
     (c) Deposit his certificates, if any, in accordance with the terms of the notice.
     2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
     (Added to NRS by 1995, 2090; A 1997, 730; 2003, 3189)
                                                     ----

     NRS 92A.450 UNCERTIFICATED SHARES: AUTHORITY TO RESTRICT TRANSFER AFTER DEMAND FOR PAYMENT; RETENTION OF RIGHTS OF STOCKHOLDER.
     1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
     2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are cancelled or modified by the taking of the proposed corporate action.
     (Added to NRS by 1995, 2090)

     NRS 92A.460 PAYMENT FOR SHARES: GENERAL REQUIREMENTS.
     1.  Except  as  otherwise  provided  in  NRS  92A.470, within 30 days after
                                              -----------
receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation
                                ------------
estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
     (a)  Of the county where the corporation's registered office is located; or
     (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
     2.   The payment must be accompanied by:
     (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
     (b) A statement of the subject corporation's estimate of the fair value of the shares;
     (c)  An explanation of how the interest was calculated;
     (d)  A  statement  of  the  dissenter's  rights to demand payment under NRS
                                                                             ---
92A.480; and
-------
     (e)  A copy of NRS 92A.300 to 92A.500, inclusive.
                     ----------    -------
     (Added to NRS by 1995, 2090)

     NRS 92A.470 PAYMENT FOR SHARES: SHARES ACQUIRED ON OR AFTER DATE OF DISSENTER'S NOTICE.
     1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
     2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
                                                    -----------
     (Added to NRS by 1995, 2091)

     NRS 92A.480 DISSENTER'S ESTIMATE OF FAIR VALUE: NOTIFICATION OF SUBJECT CORPORATION; DEMAND FOR PAYMENT OF ESTIMATE.
     1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or
                                                             -----------
reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of
                             -----------
his shares and interest due, if he believes that the amount paid pursuant to NRS
                                                                             ---
92A.460  or  offered  pursuant to NRS 92A.470 is less than the fair value of his
-------                           -----------
shares or that the interest due is incorrectly calculated.
     2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
     (Added to NRS by 1995, 2091)

     NRS 92A.490 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: DUTIES OF SUBJECT CORPORATION; POWERS OF COURT; RIGHTS OF DISSENTER.
     1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.
     2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
     3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
     4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
     5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
     (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
     (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS
                                                                             ---
92A.470.
--------
     (Added to NRS by 1995, 2091)

     NRS 92A.500 LEGAL PROCEEDING TO DETERMINE FAIR VALUE: ASSESSMENT OF COSTS AND FEES.
     1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
     2.  The  court  may  also  assess  the fees and expenses of the counsel and experts  for  the  respective parties, in amounts the court finds equitable: (a)
Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
   -----------    -------
     (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.
                                  -----------    -------
     3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
     4.  In  a  proceeding  commenced  pursuant  to  NRS  92A.460, the court may
                                                     ------------
assess  the  costs  against  the  subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
     5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68
              -----------    -------                                 -----------
or NRS 17.115.
   -----------
     (Added to NRS by 1995, 2092)


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